                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                          Date of Report: May 24, 2005
                        ---------------------------------
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
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               (Exact name of Registrant as Specified in Charter)



           Delaware                             333-123974                        23-2811925
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        (State or Other                         (Commission                    (I.R.S. Employer
Jurisdiction of Incorporation)                 File Number)                 Identification Number)


                                 200 Witmer Road
                           Horsham, Pennsylvania 19044
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 7 are not included because they are not applicable.

Item 8.01.        Other Events

Filing of Structural Term Sheets

                  In connection with the proposed offering of the GMAC
Commercial Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series
2005-C1 (the "Notes"), Morgan Stanley, Deutsche Bank Securities Inc. and GMAC
Commercial Holding Capital Markets Corp. as underwriters (collectively, the
"Underwriters"), have prepared certain materials (the "Structural Term Sheets")
for distribution to potential investors. Although GMAC Commercial Mortgage
Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage
Loans") in the related portfolio, the Company did not participate in the preparation of the Structural Term Sheets.

                  For purposes of this Form 8-K, "Structural Term Sheets" shall mean computer generated tables and/or charts displaying, with respect to the
Notes, any of the following: yield; average life; duration, expected maturity;
interest rate sensitivity; loss sensitivity; cash flow characteristics;
background information regarding the Mortgage Loans; the proposed structure;
decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Structural Term
Sheets listed as Exhibits 99.1 hereto are filed herewith.

                                       -2-

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1   Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                      -3-

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GMAC COMMERCIAL MORTGAGE
                                                  SECURITIES, INC., Registrant

                                                  By: /s/ Victor Diaso
                                                      --------------------------
                                                      Name:   Victor Diaso
                                                      Title:  Vice President

Date:    May 24, 2005

EXHIBIT INDEX

Exhibit No.       Description of Exhibit
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99.1              Computational Materials prepared by the Underwriters in
                  connection with the sale of the Publicly Offered
                  Certificates of the Registrant.